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                                                                   Exhibit 10.28

                        OPTIONAL ADVANCE DEMAND GRID NOTE


$35,000,000                                                      Nyack, New York
                                                                  August 3, 2004

     FOR VALUE RECEIVED, MKS INSTRUMENTS, INC., a Massachusetts corporation, with an office at 90 Industrial Way, Wilmington, Massachusetts, and MKS JAPAN, INC., a Japanese corporation, with an office at Harmonize Bldg., 5-17-13, Narita-Higashi, Suginami-Ku, Tokyo, Japan (collectively, the "Borrower"), jointly and severally promise to pay to HSBC BANK USA, NATIONAL ASSOCIATION ("Bank"), or order, on demand, at its 17 South Broadway office in Nyack, New York, United States of America, the aggregate unpaid principal amount of all advances made by the Bank to the Borrower from time to time (each an "Advance" and collectively the "Advances") as evidenced by the inscriptions made on the Schedule attached hereto ("Schedule"), together with interest thereon at a per annum rate as provided herein. The aggregate amount of all advances outstanding hereunder shall not at any time exceed $35,000,000.

     As used in this Note, the following terms shall have the meanings set forth below:

     ADJUSTED LIBOR RATE: the LIBOR Rate plus 1.25%

     BUSINESS DAY: any day other than a Saturday, Sunday or other day on which commercial banks in London and/or New York, New York are authorized or required by law to close.

     LIBOR PERIOD: a period, if available to the Bank, of at least 1 day but not more than 180 days.

     LIBOR RATE REQUEST: the written request by the Borrower to the Bank for the LIBOR Rate Advance, and including a LIBOR Period, the date of the LIBOR Rate Advance, currency and amount.

     LIBOR RATE: means the per annum interest rate equal to the London Interbank Offered Rate as shown on the Telerate Screen, Page 3750 or on the Bloomberg BBAM Screen (or, if the foregoing are both not available, such alternative source as the Borrower and the Bank may mutually determine), at approximately 11:00 a.m. (London time) two Business Days prior to the proposed borrowing date for deposits of United States dollars, Japanese Yen or Euros, depending on the currency chosen for the LIBOR Rate Advance being requested, in an amount and for a period of time comparable to the principal amount of the proposed LIBOR Rate Advance.

     LIBOR RATE ADVANCE: any Advance bearing interest at the Adjusted LIBOR
Rate.

     PRIME RATE: the rate of interest publicly announced by the Bank from time to time as its prime rate and is a base rate for calculating interest on certain loans.

     PRIME RATE ADVANCE: any Advance bearing interest at the Prime Rate.


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     REGULATORY CHANGE: after the date hereof, the introduction of any new, or any change in existing, applicable laws, rules or regulations or in the interpretation or administration thereof by any court or governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any new request or directive by any such court or authority (whether or not having the force of law.)

     All Advances, interest rates and all payments of principal made on this Note may be inscribed by the Bank on the Schedule. Each Advance shall be payable on demand.

     Borrower may request a LIBOR Rate Advance and LIBOR Period by calling in a LIBOR Rate Request on any Business Day to the Bank not later than 1:00 p.m. (New York, New York time) two Business Days prior to the date of the proposed LIBOR Rate Advance. Borrower may not select a LIBOR Period having an expiration date later than July 31, 2005. Notwithstanding any provision herein to the contrary, any LIBOR Rate Advance shall be made in a minimum amount of $500,000. LIBOR Rate Advances may be denominated in United States dollars, Japanese Yen or Euros. If at any time any LIBOR Rate Advances are outstanding in Japanese Yen or Euros, the Bank will determine, from time to time, based on the Bank's currency exchange rates then in effect, the United States dollar equivalent for such LIBOR Rate Advances and if the sum of such dollar equivalent amounts plus the amount of then-outstanding United States dollar LIBOR Rate Advances exceeds $35,000,000 the Borrower will, upon Bank's request, immediately pay such excess amount to the Bank, to be applied to this Note.

     If Borrower fails to timely select an applicable LIBOR Period for calculation of a LIBOR Rate Advance, then the Advance shall bear interest at the Prime Rate and shall be deemed a Prime Rate Advance.

     If by reason of any Regulatory Change, the Bank determines that, (i) by reason of circumstances affecting the London interbank market generally, adequate and fair means do not or will not exist for determining the LIBOR Rate,
(ii) by reason of any Regulatory Change, the Bank becomes restricted in the amount which it may hold of a category of liabilities which includes deposits by reference to the LIBOR Rate or a category of assets which includes loans which bear interest at a rate determined in part by reference to the LIBOR Rate, (iii) by reason of any Regulatory Change, it shall be unlawful for the Bank to maintain a LIBOR Rate Advance, or any portion thereof, bearing interest at the Adjusted LIBOR Rate, (iv) in the exclusive judgment of the Bank, deposits are not available to the Bank in the international interbank market in the requisite amounts and for the requisite durations, (v) in the exclusive judgment of the Bank, the Adjusted LIBOR Rate does not adequately reflect the cost to the bank of making or maintaining a LIBOR Rate Advance then, in any such case, after 30 days written notice to Borrower any LIBOR Rate Advance shall bear interest at the Prime Rate, unless the Borrower decides to prepay in full the LIBOR Rate Advance in accordance with the terms of this Note. If the Bank determines that because of a change in circumstances the Adjusted LIBOR Rate is again available to the Borrower hereunder, the Bank will so advise the Borrower, and the Borrower may convert the rate of interest payable hereunder to the Adjusted LIBOR Rate at any time (provided the Adjusted LIBOR Rate is otherwise available hereunder) by making such election in accordance with, and subject to the conditions of, this Note.


                                       2
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     If, at any time, any Regulatory Change: (i) shall subject the Bank to any tax, duty or other charge with respect to this Note, except an income tax, based upon the charging and collecting of interest hereunder at the Adjusted LIBOR Rate, shall change the basis of taxation or payments to the Bank of the principal of or interest on this Note; (ii) shall result in the imposition, modification or deemed applicability of any reserve, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by, the Bank; (iii) shall, because of the existence of this Note, affect the amount of capital required or expected to be maintained by the Bank, or any corporation controlling the Bank; or (iv) shall impose on the Bank or the London interbank market any other condition affecting this Note or the charging and collecting of interest hereunder at the Adjusted LIBOR Rate and the result of any of the foregoing is, in the Bank's reasonable judgment, (a) to increase the cost to the Bank of charging and collecting interest hereunder at the Adjusted LIBOR Rate, or (b) to reduce the return on the Bank's capital or the amount of any sum received or receivable by the Bank under this Note by an amount deemed by the Bank to be material, after 30 days written notice to Borrower by the Bank, the Borrower agrees to pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. Such payments shall be made on the first date for payment of interest hereunder following the 30 day notice of the demand by the Bank and on each such payment date thereafter or shall be paid promptly on demand if the Borrower is not advised of the amount of such payment prior to any such payment date. Determinations by the Bank for purposes of this paragraph of the effect of any Regulatory Change on its costs of making or maintaining Advances bearing interest at the Adjusted LIBOR Rate and of the additional amounts required to compensate the Bank in respect thereof, shall be conclusive absent manifest error in calculation, provided that such determinations are made in good faith.

     The Bank must receive written notice of any prepayment not less than three
(3) Business Days prior to such prepayment, and any prepayment in part must be made in multiples of $100,000.

     The Borrower understands and acknowledges that in connection with LIBOR Rate Advances the Bank may enter into funding arrangements on terms and conditions which could result in substantial losses, costs and expenses to the Bank if LIBOR Rate Advances are prepaid on a date other than the expiration of the selected LIBOR Period. Therefore, if there is a prepayment of any LIBOR Rate Advance on a date other than the expiration of the selected LIBOR Period for any reason whatsoever including, but not limited to, any payments made by the Borrower because the holder of this Note has demanded payment in accordance with the terms hereof or any other document relating to the indebtedness hereunder, then the Borrower shall pay to the Bank, as liquidated damages and not as a penalty, a fee (the "Liquidation Fee") equal to the losses (including but not limited to, lost profits of the Bank), costs and expenses of the Bank in connection with such prepayment as determined by the Bank, which payment shall be made by the Borrower to the Bank on the date on which such prepayment is made. The calculations made by the Bank to ascertain such Liquidation Fee shall be conclusive absent manifest error in calculation by the Bank, provided that such calculations are made in good faith. The Bank, upon the written request of the Borrower, shall advise the Borrower in writing of the amount of the Liquidation Fee applicable to any such prepayment.

     Each entry set forth on the Schedule shall be prima facie evidence of the facts so set forth, except for any such facts as to which the Bank has sent to the Borrower a written confirmation and

                                       3

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the borrower has timely objected as provided herein. No failure by the Bank to make, and no error by the Bank in making any inscription on the Schedule shall affect the Borrower's obligation to repay the full principal amount advanced by the Bank to or for the account of the Borrower, or the Borrower's obligation to pay interest thereon at the agreed upon rate.

     Before maturity, LIBOR Rate Advances shall bear interest at the Adjusted LIBOR Rate.

     Any LIBOR Rate Advance not paid when due shall bear interest thereafter until paid in full, payable on demand, at the rate otherwise applicable thereto plus 3% from the time of default in payment of principal until the end of the then current LIBOR Period therefor, and thereafter at a rate equal to the Prime Rate plus 3%.

     If any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or banking holiday the Borrower will pay interest thereon at the applicable rate until the date of actual receipt of such payment by the holder of this Note.

     In no event shall the interest rate on this Note exceed the maximum rate authorized by applicable law. Any change in interest rate on this Note resulting from a change in the Bank's Prime Rate shall be effective on the date of such change. Interest on Advances will be calculated for each day at 1/360th of the applicable per annum rate, which will result in a higher effective annual rate. Accrued interest on Prime Rate Advances shall be payable monthly on the first day of each month and on the date any Prime Rate Advance is paid in full. Accrued interest on LIBOR Rate Advances shall be payable on the last day of each LIBOR Period, as applicable, and on the date any LIBOR Rate Advance is paid in full. If any payment due under this Note is received by the holder of this Note more than 10 days after it is due, the undersigned shall pay to the holder a late charge in the amount of the greater of 5% of the amount of the late payment or $15.00.

     NOTHING CONTAINED IN THIS NOTE OR OTHERWISE IS INTENDED, NOR SHALL CONSTITUTE, ANY OBLIGATION OF THE BANK TO MAKE ANY ADVANCE.

     No failure by the holder hereof to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies, which such holder may otherwise have.

     The Borrower will furnish the Bank with the following information: (i) within 120 days of each fiscal year end, audited consolidated financial statements prepared by an accounting firm acceptable to the Bank; (ii) within 45 days of the end of each fiscal quarter, management prepared quarterly financial statements prepared in accordance with GAAP; (iii) management prepared financial forecasts for each fiscal year; and (iv) all filings made by Borrower with the Securities and Exchange Commission.

     Any and all payments made to the Bank pursuant to this Note shall be made free and clear of, and without deductions or withholdings for, or on account of, any present or future taxes,

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duties, levies, imposts, charges, compulsory loans, assessments, or other deductions or withholdings whatsoever, and all liabilities with respect thereto, imposed at any time by any authority having power to tax in any jurisdiction worldwide (such deductions or withholdings being hereinafter referred to as "Taxes"), unless the deduction or withholding of such Taxes is required by any applicable law. If any Taxes are required by applicable law to be deducted or withheld from any payment hereunder, the Borrower shall (i) increase the amount payable as is necessary so that, after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts payable under this paragraph), the Bank shall receive an amount equal to the amount it would have received had no deductions or withholdings been made,
(ii) the Borrower shall make such deductions or withholdings, and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. Within 30 days after the date of payment of any taxes or other amounts deducted or withheld, the Borrower shall furnish the Bank with an official receipt (or certified copy thereof) or other documentation reasonably acceptable to the Bank evidencing such payment. The Borrower shall indemnify the Bank from and against any and all Taxes (irrespective of when imposed) and any liability, including, without limitation, any related interest, penalties and expenses, that may become payable by the Bank as a consequence of Borrower's failure to perform any of its obligations under this paragraph, whether or not such Taxes or liability were correctly or legally asserted. Payment pursuant to this indemnification shall be made upon written demand therefor. The Borrower shall pay (or if appropriate, reimburse the Bank for) any stamp, documentary or similar taxes or any other excise, intangible or property taxes, charges or similar levies (and any interest or penalty relating thereto) imposed at any time which arise from, or otherwise with respect to, any payment made hereunder or from execution, delivery or registration of this instrument.) The Borrower's obligation under this paragraph shall survive the termination of this Note.

THE BORROWER AGREES TO PAY ALL COSTS AND EXPENSES INCURRED BY THE HOLDER HEREOF IN ENFORCING THIS NOTE, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY'S FEES AND LEGAL EXPENSES. THE BORROWER HEREBY WAIVES (I) DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST OF THIS NOTE AND (II) THE RIGHT OF A JURY TRIAL. ANY NOTICE, DEMAND OR REQUEST RELATING TO ANY MATTER SET FORTH HEREIN, OTHER THAN A REQUEST FOR BORROWING, SHALL BE IN WRITING AND SHALL BE DEEMED EFFECTIVE WHEN MAILED, POSTAGE PREPAID, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ANY PARTY HERETO AT ITS ADDRESS HEREIN OR AT SUCH OTHER ADDRESS OF WHICH IT SHALL HAVE NOTIFIED THE PARTY GIVING SUCH NOTICE IN WRITING AS AFORESAID. COPIES OF ALL SUCH NOTICES, DEMANDS AND REQUESTS TO BANK SHALL BE SENT TO BANK AT ITS ADDRESS ABOVE STATED. IN THE CASE OF THE BORROWER, ALL SUCH COPIES SHALL BE SENT TO THE BORROWER AT THE ADDRESS OF THE BORROWER AS STATED HEREIN.

THIS NOTE, BEING DRAWN, EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, WHERE ALL ADVANCES AND REPAYMENTS SHALL BE MADE, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED AGREES THAT ANY ACTION OR PROCEEDING TO

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ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF NEW
YORK OR IN THE DISTRICT COURT OF THE UNITED STATES IN ANY COUNTY OR DISTRICT WHERE THE BANK HAS A BRANCH. THE UNDERSIGNED WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN
ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISIDICTION IF SERVED BY REGISTERED MAIL TO THE ADDRESS SPECIFIED ABOVE OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE UNITED STATES.


                                             MKS INSTRUMENTS, INC.


                                             By:  /s/ Joseph M. Tocci
                                                --------------------------------

                                             Joseph M. Tocci
                                             Treasurer


                                             MKS JAPAN, INC.


                                             By:  /s/ Ronald Weigner
                                                --------------------------------

                                                Ronald Weigner
                                                Director, MKS Japan


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                        SCHEDULE OF ADVANCES AND PAYMENTS

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


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     DATE OF          AMOUNT       INTEREST                           AMOUNT OF            AGGREGATE             APPROVING
   ADVANCE OR           OF           RATE                             PRINCIPAL           OUTSTANDING             OFFICER
     PAYMENT          ADVANCE                                          PAID OR             PRINCIPAL
                                                                       PREPAID              BALANCE
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


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
                                 FIRST AMENDMENT
                                       TO
                        OPTIONAL ADVANCE DEMAND GRID NOTE



     This First Amendment dated as of July 29, 2005 amends the Optional Advance Demand Grid Note dated August 3, 2004, made by MKS Instruments, Inc. and MKS Japan, Inc. in favor of HSBC Bank USA, National Association (the "Note"). Terms defined in the Note shall have the same meanings in this Amendment.

     1. The date of "July 31, 2005", wherever it appears in the Note, is hereby deleted and replaced with: "July 31, 2006". After July 31, 2006, the termination date of "July 31, 2006" (and any subsequent termination date), wherever it appears in the note, shall be deleted and replaced by such later date as may be agreed to in writing by the Bank and the Borrower as the new termination date of the Note.

     2. Except as amended hereby, the Note remains unchanged and in full force and effect.




MKS INSTRUMENTS, INC.                        HSBC BANK USA, NATIONAL ASSOCIATION


By: /s/ Joseph M. Tocci                      By: /s/ Patrick J. Doulin
    -------------------                          ---------------------
Name: Joseph M. Tocci                        Name: Patrick J. Doulin
Title: Treasurer                             Title: Senior Vice President



MKS JAPAN, INC.


By: /s/ Ronald C. Weigner
    ----------------------
Name: Ronald C. Weigner
Title: Director